UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): June 2, 2023
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2023, loanDepot, Inc. (the “Company”) announced that David Hayes has been appointed as Chief Financial Officer of the Company, effective June 26, 2023 (the “Effective Date”). In that role, Mr. Hayes also will serve as the Company’s principal accounting officer.

Prior to joining the Company, Mr. Hayes, 48, has held various finance roles with CoreLogic, Inc. with increasing responsibility from 2010 to 2023, most recently serving as Executive, Finance and Treasurer from January 2020 to June 2023, and as Executive, Treasurer and Corporate Finance from June 2017 to January 2020. Mr. Hayes brings over 25 years of financial management, treasury, corporate finance and mortgage industry experience.

In connection with Mr. Hayes’ appointment as Chief Financial Officer, the Company entered into an Executive Employment Agreement (the “Employment Agreement”) with Mr. Hayes, which will be effective as of the Effective Date.

The Employment Agreement has an initial three-year term with automatic one-year renewals. The Employment Agreement provides for a base salary of $500,000 and a target annual bonus of 140% of base salary (with a maximum annual bonus of up to 200% of target). For calendar year 2023 only, the Employment Agreement provides that the annual bonus in no event will be (a) less than $350,000 or (b) more than the pro-rated portion of the maximum bonus under the program (i.e. 200% of target). The Employment Agreement also provides that Mr. Hayes will be eligible for an annual equity award with a target value of $1,650,000, subject to adjustment by the Compensation Committee of the Company’s Board of Directors (which also will determine the allocation of the award as between time- and performance-vesting criteria). Mr. Hayes also will receive an initial stock option grant with respect to 250,000 shares of Company common stock.

Upon a termination of employment by the Company without cause, resignation for good reason (as such terms are defined in the Employment Agreement) or a non-renewal of the Employment Agreement’s term by the Company (each, a “Covered Termination”), in each case, that is not within the period beginning three months prior to a Change in Control (as defined in the Employment Agreement) and ending 24 months following a Change in Control (such period, the “CIC Protection Period”), the Employment Agreement provides for the following severance benefits: (i) a lump sum payment equal to 12 months of base salary, (ii) reimbursement of COBRA premiums for up to 12 months, (iii) a pro-rated annual bonus for the year of termination based on actual performance, payable when such bonuses are paid to other senior executives (the “Pro-Rated Bonus”), (iv) potential acceleration of any performance-based equity awards based on actual performance as of the date of termination (or if not achieved as of such date, as achieved through the date that is 30 days following the date of termination), and (v) vested options remaining exercisable for one year following such termination (or until an earlier expiration date).

Upon a Covered Termination during the CIC Protection Period, the Employment Agreement provides for the following severance benefits in lieu of those described above: (i) a lump sum payment equal to 2 times the sum of (a) base salary and (b) target bonus, (ii) reimbursement of COBRA premiums for up to 18 months, (iii) the Pro-Rated Bonus, and (iv) full acceleration of all equity awards, with any performance-based vesting criteria deemed earned at the greater of target or actual performance through the date of termination.

Upon the executive’s death or disability, the Employment Agreement provides for the following benefits: (i) reimbursement of COBRA premiums for up to 18 months, (ii) the Pro-Rated Bonus, (iii) full acceleration of all equity awards, with any performance-based vesting criteria deemed earned at the greater of target or actual performance through the date of termination, and (iv) vested options remaining exercisable for one year following such termination (or until an earlier expiration date).

The Employment Agreement also contains standard covenants regarding innovation assignment, confidentiality, non-disparagement, and customer and employee noninterference. The severance benefits under the Employment Agreement are subject to the executive’s execution and non-revocation of a release of claims in favor of the Company and continued compliance with applicable restrictive covenants.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

Patrick Flanagan, who has been the Company’s Chief Financial Officer since January 2021, will cease to serve in that role as of the Effective Date. In addition, Nicole Carrillo, who has been the Company’s Chief Accounting Officer since February 2021, will cease to serve in that role as of the Effective Date.

Item 7.01 Regulation FD Disclosure.

On June 2, 2023, the Company issued a press release reaffirming the Company’s second quarter 2023 outlook and announcing the events described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Executive Employment Agreement by and between loanDepot, Inc. and David Hayes, entered into as of June 1, 2023.
99.1	loanDepot, Inc. press release dated June 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ Gregory Smallwood
Name: Gregory Smallwood
Title: Chief Legal Officer and Corporate Secretary

Date: June 2, 2023